SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR 12(g) OF THE
SECURITIES EXCHANGE ACT OF 1934

SOUTHERN CALIFORNIA GAS COMPANY
(Exact Name of Registrant as Specified in Its Charter)

California	95-1240705
(State of Incorporation)	(I.R.S. Employer Identification No.)

555 West Fifth Street Los Angeles, California	90013
(Address of Principal Executive Offices)	(Zip Code)

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box.  ☐

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box.  ☒

Securities Act registration statement file number to which this form relates:    333-70654

(If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class to be so Registered	Name of Each Exchange on Which Each Class is to be Registered
N/A	N/A

Securities to be registered pursuant to Section 12(g) of the Act:

4.80% First Mortgage Bonds, Series GG, due 2012

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.    Description of Registrants’ Securities to be Registered.

The securities to be registered hereby are the 4.80% First Mortgage Bonds, Series GG, due 2012 (the “Series GG Bonds”) of Southern California Gas Company, a California corporation (the “Company”). The particular terms of the Series GG Bonds are described in a prospectus dated October 19, 2001 (the “Base Prospectus”) included in the registration statement on Form S-3 under the Securities Act of 1933, as amended, filed by the Company with the Securities and Exchange Commission (the “Commission”) on October 1, 2001 (File No. 333-70654), as amended by Amendment No. 1 thereto filed with the Commission on October 18, 2001, and declared effective by the Commission on October 19, 2001 (including the documents incorporated by reference therein, the “Registration Statement”), and the prospectus supplement, dated October 2, 2002 (the “Prospectus Supplement,” and together with the Base Prospectus, the “Prospectus”), filed with the Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended, in connection with the Registration Statement. A description of the Series GG Bonds is contained in the Base Prospectus under the heading “Description of First Mortgage Bonds” and in the Prospectus Supplement under the heading “Supplemental Description of the Bonds,” each of which is incorporated herein by reference.

Item 2.    Exhibits.

Exhibit Number	Description of Exhibit

2.01(1)	First Mortgage Indenture of the Company to American Trust Company dated October 1, 1940.

2.02(2)	Supplemental Indenture of the Company to American Trust Company dated as of July 1, 1947.

2.03(3)	Supplemental Indenture of the Company to American Trust Company dated as of May 1, 1948.

2.04(4)	Supplemental Indenture of the Company to American Trust Company dated as of June 1, 1950.

2.05(5)	Supplemental Indenture of the Company to American Trust Company dated as of April 1, 1952.

2.06(6)	Supplemental Indenture of the Company to American Trust Company dated as of August 1, 1955.

2.07(7)	Supplemental Indenture of the Company to American Trust Company dated as of June 1, 1956.

2.08(8)	Supplemental Indenture of the Company to American Trust Company dated as of December 1, 1956.

2.09(8)	Supplemental Indenture of the Company to American Trust Company dated as of July 1, 1957.

2.10(9)	Supplemental Indenture of the Company to American Trust Company dated as of October 1, 1959.

2.11(10)	Supplemental Indenture of the Company to Wells Fargo Bank dated as of July 1, 1963.

2.12(11)	Supplemental Indenture of the Company to Wells Fargo Bank dated as of September 1, 1964.

2.13(12)	Supplemental Indenture of the Company to Wells Fargo Bank dated as of June 1, 1965.

2.14(11)	Supplemental Indenture of the Company to Wells Fargo Bank dated as of December 1, 1966.

2.15(13)	Supplemental Indenture of the Company to Wells Fargo Bank, National Association dated as of October 1, 1970.

Exhibit Number	Description of Exhibit

2.16(12)	Supplemental Indenture of the Company to Wells Fargo Bank, National Association dated as of August 1, 1972.

2.17(14)	Supplemental Indenture of the Company to Wells Fargo Bank, National Association dated as of September 1, 1972.

2.18(15)	Supplemental Indenture of the Company to Wells Fargo Bank, National Association dated as of October 1, 1974.

2.19(16)	Supplemental Indenture of the Company to Wells Fargo Bank, National Association dated as of May 1, 1976.

2.20(12)	Supplemental Indenture of the Company to Wells Fargo Bank, National Association dated as of October 1, 1977.

2.21(17)	Supplemental Indenture of the Company to Wells Fargo Bank, National Association dated as of November 1, 1979.

2.22(18)	Supplemental Indenture of the Company to Wells Fargo Bank, National Association dated as of February 1, 1981.

2.23(19)	Supplemental Indenture of the Company to Wells Fargo Bank, National Association dated as of September 15, 1981.

2.24(20)	Supplemental Indenture of the Company to Wells Fargo Bank, National Association dated as of April 1, 1982.

2.25(21)	Supplemental Indenture of the Company to Wells Fargo Bank, National Association dated as of August 15, 1983.

2.26(22)
Supplemental Indenture of the Company to Crocker National Bank, as successor trustee to Manufacturers Hanover Trust Company of California and Wells Fargo Bank, National Association, dated as of May 18, 1984.

2.27(23)	Supplemental Indenture of the Company to Crocker National Bank dated as of December 16, 1985.

2.28(23)	Supplemental Indenture of the Company to Crocker National Bank dated as of March 1, 1986.

2.29(24)	Supplemental Indenture of the Company to Wells Fargo Bank, National Association (formerly Crocker National Bank) dated as of November 15, 1986.

2.30(24)	Supplemental Indenture of the Company to Wells Fargo Bank, National Association (formerly Crocker National Bank) dated as of December 1, 1986.

2.31(25)	Supplemental Indenture of the Company to Bankers Trust Company of California, N.A., as successor trustee to Wells Fargo Bank, National Association, dated as of January 15, 1988.

2.32(26)	Supplemental Indenture of the Company to Bankers Trust Company of California, N.A., dated as of June 15, 1988.

2.33(27)	Supplemental Indenture of the Company to Bankers Trust Company of California, N.A., dated as of November 1, 1988.

2.34(28)	Supplemental Indenture of the Company to Bankers Trust Company of California, N.A., dated as of December 1, 1990.

2.35(29)	Supplemental Indenture of the Company to Bankers Trust Company of California, N.A., dated as of October 1, 1991.

Exhibit Number	Description of Exhibit

2.36(30)	Supplemental Indenture of the Company to First Trust of California, National Association, dated as of August 15, 1992.

2.37(31)	Supplemental Indenture of the Company to First Trust of California, National Association, dated as of December 15, 1992.

2.38(32)	Supplemental Indenture of the Company to First Trust of California, National Association, dated as of March 1, 1993.

2.39(33)	Supplemental Indenture of the Company to First Trust of California, National Association, dated as of June 15, 1993.

2.40(34)	Supplemental Indenture of the Company to First Trust of California, National Association, dated as of November 1, 1993.

2.41(35)	Supplemental Indenture of the Company to First Trust of California, National Association, dated as of November 15, 1993.

2.42	Supplemental Indenture of the Company to U.S. Bank, N.A., dated as of October 1, 2002.

(1)	Filed as an exhibit to the Company’s Registration Statement No. 2-4504 dated September 16, 1940, and incorporated herein by reference.
(2)	Filed as an exhibit to the Company’s Registration Statement No. 2-7072 dated March 15, 1947, and incorporated herein by reference.
(3)	Filed as an exhibit to the Company’s Registration Statement No. 2-7459 dated March 16, 1948, and incorporated herein by reference.
(4)	Filed as an exhibit to the Company’s Registration Statement No. 2-8448 dated May 2, 1950, and incorporated herein by reference.
(5)	Filed as an exhibit to the Company’s Registration Statement No. 2-9461 dated February 21, 1952, and incorporated herein by reference.
(6)	Filed as an exhibit to Pacific Lighting Corporation’s Registration Statement No. 2-11997 dated October 26, 1955, and incorporated herein by reference.
(7)	Filed as an exhibit to the Company’s Registration Statement No. 2-12456 dated April 23, 1956, and incorporated herein by reference.
(8)	Filed as an exhibit to the Company’s Registration Statement No. 2-13382 dated May 29, 1957, and incorporated herein by reference.
(9)	Filed as an exhibit to the Company’s Registration Statement No. 2-15501 dated August 24, 1959, and incorporated herein by reference.
(10)	Filed as an exhibit to the Company’s Registration Statement No. 2-21452 dated May 27, 1963, and incorporated herein by reference.
(11)	Filed as an exhibit to the Company’s Registration Statement No. 2-25695 dated November 8, 1966, and incorporated herein by reference.

(12)	Filed as an exhibit to the Company’s Registration Statement No. 2-59832 dated September 6, 1977, and incorporated herein by reference.
(13)	Filed as an exhibit to the Company’s Registration Statement No. 2-38362 dated September 10, 1970, and incorporated herein by reference.
(14)	Filed as an exhibit to the Company’s Registration Statement No. 2-45361 dated August 16, 1972, and incorporated herein by reference.
(15)	Filed as an exhibit to the Company’s Registration Statement No. 2-51964 dated September 17, 1974, and incorporated herein by reference.
(16)	Filed as an exhibit to the Company’s Registration Statement No. 2-56034 dated April 14, 1976, and incorporated herein by reference.
(17)	Filed as an exhibit to the Company’s Registration Statement No. 2-70597 dated January 19, 1981, and incorporated herein by reference.
(18)	Filed as an exhibit to Pacific Lighting Corporation’s Annual Report on Form 10-K for the year ended December 31, 1980, and incorporated herein by reference.
(19)	Filed as an exhibit to Pacific Lighting Corporation’s Annual Report on Form 10-K for the year ended December 31, 1981, and incorporated herein by reference.
(20)	Filed as an exhibit to Pacific Lighting Corporation’s Annual Report on Form 10-K for the year ended December 31, 1982, and incorporated herein by reference.
(21)	Filed as an exhibit to Pacific Lighting Corporation’s Annual Report on Form 10-K for the year ended December 31, 1983, and incorporated herein by reference.
(22)	Filed as an exhibit to the Company’s Registration Statement No. 2-93302 dated September 18, 1984, and incorporated herein by reference.
(23)	Filed as an exhibit to the Company’s Registration Statement No. 33-3835 dated March 7, 1986, and incorporated herein by reference.
(24)	Filed as an exhibit to the Company’s Registration Statement No. 33-13287 dated April 9, 1987, and incorporated herein by reference.
(25)	Filed as an exhibit to Pacific Enterprises’ Annual Report on Form 10-K for the year ended December 31, 1987, and incorporated herein by reference.
(26)	Filed as an exhibit to the Company’s Registration Statement No. 33-24528 dated September 22, 1988, and incorporated herein by reference.
(27)	Filed as an exhibit to the Company’s Report on Form 8-A dated November 4, 1988, and incorporated herein by reference.
(28)	Filed as an exhibit to the Company’s Report on Form 8-A dated December 10, 1990, and incorporated herein by reference.
(29)	Filed as an exhibit to the Company’s Registration Statement No. 33-50826 dated August 13,

1992, and incorporated herein by reference.
(30)	Filed as an exhibit to the Company’s Report on Form 8-A dated August 17, 1992, and incorporated herein by reference.
(31)	Filed as an exhibit to the Company’s Report on Form 8-A dated December 14, 1992, and incorporated herein by reference.
(32)	Filed as an exhibit to the Company’s Report on Form 8-A dated March 12, 1993, and incorporated herein by reference.
(33)	Filed as an exhibit to the Company’s Report on Form 8-A dated June 14, 1993, and incorporated herein by reference.
(34)	Filed as an exhibit to the Company’s Report on Form 8-A dated November 9, 1993, and incorporated herein by reference.
(35)	Filed as an exhibit to the Company’s Report on Form 8-A dated November 29, 1993, and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

SOUTHERN CALIFORNIA GAS COMPANY

By:	/s/ TERRY M. FLESKES
Terry M. Fleskes Vice President and Treasurer
Date:    October 7, 2002

EXHIBITS

Exhibit Number	Description of Exhibit

2.01(1)	First Mortgage Indenture of the Company to American Trust Company dated October 1, 1940.

2.02(2)	Supplemental Indenture of the Company to American Trust Company dated as of July 1, 1947.

2.03(3)	Supplemental Indenture of the Company to American Trust Company dated as of May 1, 1948.

2.04(4)	Supplemental Indenture of the Company to American Trust Company dated as of June 1, 1950.

2.05(5)	Supplemental Indenture of the Company to American Trust Company dated as of April 1, 1952.

2.06(6)	Supplemental Indenture of the Company to American Trust Company dated as of August 1, 1955.

2.07(7)	Supplemental Indenture of the Company to American Trust Company dated as of June 1, 1956.

2.08(8)	Supplemental Indenture of the Company to American Trust Company dated as of December 1, 1956.

2.09(8)	Supplemental Indenture of the Company to American Trust Company dated as of July 1, 1957.

2.10(9)	Supplemental Indenture of the Company to American Trust Company dated as of October 1, 1959.

2.11(10)	Supplemental Indenture of the Company to Wells Fargo Bank dated as of July 1, 1963.

2.12(11)	Supplemental Indenture of the Company to Wells Fargo Bank dated as of September 1, 1964.

2.13(12)	Supplemental Indenture of the Company to Wells Fargo Bank dated as of June 1, 1965.

2.14(11)	Supplemental Indenture of the Company to Wells Fargo Bank dated as of December 1, 1966.

2.15(13)	Supplemental Indenture of the Company to Wells Fargo Bank, National Association dated as of October 1, 1970.

2.16(12)	Supplemental Indenture of the Company to Wells Fargo Bank, National Association dated as of August 1, 1972.

2.17(14)	Supplemental Indenture of the Company to Wells Fargo Bank, National Association dated as of September 1, 1972.

2.18(15)	Supplemental Indenture of the Company to Wells Fargo Bank, National Association dated as of October 1, 1974.

2.19(16)	Supplemental Indenture of the Company to Wells Fargo Bank, National Association dated as of May 1, 1976.

2.20(12)	Supplemental Indenture of the Company to Wells Fargo Bank, National Association dated as of October 1, 1977.

2.21(17)	Supplemental Indenture of the Company to Wells Fargo Bank, National Association dated as of November 1, 1979.

2.22(18)	Supplemental Indenture of the Company to Wells Fargo Bank, National Association dated as of February 1, 1981.

2.23(19)	Supplemental Indenture of the Company to Wells Fargo Bank, National Association dated as of September 15, 1981.

Exhibit Number	Description of Exhibit

2.24(20)	Supplemental Indenture of the Company to Wells Fargo Bank, National Association dated as of April 1, 1982.

2.25(21)	Supplemental Indenture of the Company to Wells Fargo Bank, National Association dated as of August 15, 1983.

2.26(22)
Supplemental Indenture of the Company to Crocker National Bank, as successor trustee to Manufacturers Hanover Trust Company of California and Wells Fargo Bank, National Association, dated as of May 18, 1984.

2.27(23)	Supplemental Indenture of the Company to Crocker National Bank dated as of December 16, 1985.

2.28(23)	Supplemental Indenture of the Company to Crocker National Bank dated as of March 1, 1986.

2.29(24)	Supplemental Indenture of the Company to Wells Fargo Bank, National Association (formerly Crocker National Bank) dated as of November 15, 1986.

2.30(24)	Supplemental Indenture of the Company to Wells Fargo Bank, National Association (formerly Crocker National Bank) dated as of December 1, 1986.

2.31(25)	Supplemental Indenture of the Company to Bankers Trust Company of California, N.A., as successor trustee to Wells Fargo Bank, National Association, dated as of January 15, 1988.

2.32(26)	Supplemental Indenture of the Company to Bankers Trust Company of California, N.A., dated as of June 15, 1988.

2.33(27)	Supplemental Indenture of the Company to Bankers Trust Company of California, N.A., dated as of November 1, 1988.

2.34(28)	Supplemental Indenture of the Company to Bankers Trust Company of California, N.A., dated as of December 1, 1990.

2.35(29)	Supplemental Indenture of the Company to Bankers Trust Company of California, N.A., dated as of October 1, 1991.

2.36(30)	Supplemental Indenture of the Company to First Trust of California, National Association, dated as of August 15, 1992.

2.37(31)	Supplemental Indenture of the Company to First Trust of California, National Association, dated as of December 15, 1992.

2.38(32)	Supplemental Indenture of the Company to First Trust of California, National Association, dated as of March 1, 1993.

2.39(33)	Supplemental Indenture of the Company to First Trust of California, National Association, dated as of June 15, 1993.

2.40(34)	Supplemental Indenture of the Company to First Trust of California, National Association, dated as of November 1, 1993.

2.41(35)	Supplemental Indenture of the Company to First Trust of California, National Association, dated as of November 15, 1993.

2.42	Supplemental Indenture of the Company to U.S. Bank, N.A., dated as of October 1, 2002.

(1)	Filed as an exhibit to the Company’s Registration Statement No. 2-4504 dated September 16, 1940, and incorporated herein by reference.

(2)	Filed as an exhibit to the Company’s Registration Statement No. 2-7072 dated March 15, 1947, and incorporated herein by reference.
(3)	Filed as an exhibit to the Company’s Registration Statement No. 2-7459 dated March 16, 1948, and incorporated herein by reference.
(4)	Filed as an exhibit to the Company’s Registration Statement No. 2-8448 dated May 2, 1950, and incorporated herein by reference.
(5)	Filed as an exhibit to the Company’s Registration Statement No. 2-9461 dated February 21, 1952, and incorporated herein by reference.
(6)	Filed as an exhibit to Pacific Lighting Corporation’s Registration Statement No. 2-11997 dated October 26, 1955, and incorporated herein by reference.
(7)	Filed as an exhibit to the Company’s Registration Statement No. 2-12456 dated April 23, 1956, and incorporated herein by reference.
(8)	Filed as an exhibit to the Company’s Registration Statement No. 2-13382 dated May 29, 1957, and incorporated herein by reference.
(9)	Filed as an exhibit to the Company’s Registration Statement No. 2-15501 dated August 24, 1959, and incorporated herein by reference.
(10)	Filed as an exhibit to the Company’s Registration Statement No. 2-21452 dated May 27, 1963, and incorporated herein by reference.
(11)	Filed as an exhibit to the Company’s Registration Statement No. 2-25695 dated November 8, 1966, and incorporated herein by reference.
(12)	Filed as an exhibit to the Company’s Registration Statement No. 2-59832 dated September 6, 1977, and incorporated herein by reference.
(13)	Filed as an exhibit to the Company’s Registration Statement No. 2-38362 dated September 10, 1970, and incorporated herein by reference.
(14)	Filed as an exhibit to the Company’s Registration Statement No. 2-45361 dated August 16, 1972, and incorporated herein by reference.
(15)	Filed as an exhibit to the Company’s Registration Statement No. 2-51964 dated September 17, 1974, and incorporated herein by reference.
(16)	Filed as an exhibit to the Company’s Registration Statement No. 2-56034 dated April 14, 1976, and incorporated herein by reference.
(17)	Filed as an exhibit to the Company’s Registration Statement No. 2-70597 dated January 19, 1981, and incorporated herein by reference.
(18)	Filed as an exhibit to Pacific Lighting Corporation’s Annual Report on Form 10-K for the year ended December 31, 1980, and incorporated herein by reference.
(19)	Filed as an exhibit to Pacific Lighting Corporation’s Annual Report on Form 10-K for the year ended December 31, 1981, and incorporated herein by reference.

(20)	Filed as an exhibit to Pacific Lighting Corporation’s Annual Report on Form 10-K for the year ended December 31, 1982, and incorporated herein by reference.
(21)	Filed as an exhibit to Pacific Lighting Corporation’s Annual Report on Form 10-K for the year ended December 31, 1983, and incorporated herein by reference.
(22)	Filed as an exhibit to the Company’s Registration Statement No. 2-93302 dated September 18, 1984, and incorporated herein by reference.
(23)	Filed as an exhibit to the Company’s Registration Statement No. 33-3835 dated March 7, 1986, and incorporated herein by reference.
(24)	Filed as an exhibit to the Company’s Registration Statement No. 33-13287 dated April 9, 1987, and incorporated herein by reference.
(25)	Filed as an exhibit to Pacific Enterprises’ Annual Report on Form 10-K for the year ended December 31, 1987, and incorporated herein by reference.
(26)	Filed as an exhibit to the Company’s Registration Statement No. 33-24528 dated September 22, 1988, and incorporated herein by reference.
(27)	Filed as an exhibit to the Company’s Report on Form 8-A dated November 4, 1988, and incorporated herein by reference.
(28)	Filed as an exhibit to the Company’s Report on Form 8-A dated December 10, 1990, and incorporated herein by reference.
(29)	Filed as an exhibit to the Company’s Registration Statement No. 33-50826 dated August 13, 1992, and incorporated herein by reference.
(30)	Filed as an exhibit to the Company’s Report on Form 8-A dated August 17, 1992, and incorporated herein by reference.
(31)	Filed as an exhibit to the Company’s Report on Form 8-A dated December 14, 1992, and incorporated herein by reference.
(32)	Filed as an exhibit to the Company’s Report on Form 8-A dated March 12, 1993, and incorporated herein by reference.
(33)	Filed as an exhibit to the Company’s Report on Form 8-A dated June 14, 1993, and incorporated herein by reference.
(34)	Filed as an exhibit to the Company’s Report on Form 8-A dated November 9, 1993, and incorporated herein by reference.
(35)	Filed as an exhibit to the Company’s Report on Form 8-A dated November 29, 1993, and incorporated herein by reference.